SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 18, 2006

Date of Report

(Date of Earliest Event Reported)

Total System Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10254 (Commission File Number)	58-1493818 (IRS Employer Identification No.)

1600 First Avenue, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 18, 2006, Total System Services, Inc. (“Registrant”) issued a press release and will hold an investor call and webcast on April 19, 2006 to disclose financial results for the quarter ended March 31, 2006. The press release and Supplemental Information for use at this investor call are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure. See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits
	Exhibit No.	Description
	99.1	Registrant's press release dated April 18, 2006

	99.2	Supplemental Information prepared for use with the press release

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. ("Registrant")

Dated: April 18, 2006	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

3